UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03726

BNY Mellon New York Tax Exempt Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	5/31
Date of reporting period:	11/30/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

SEMI-ANNUAL REPORT November 30, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2023, through November 30, 2023, as provided by portfolio managers, Thomas Casey and Daniel Rabasco, of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended November 30, 2023, the BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “fund”) achieved a total return of 1.49%.1 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of 2.29% for the same period.2

Municipal bonds gained ground during the period, but the fund lagged the Index, mainly due to longer duration and exposure to longer maturity bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York State and New York City income taxes. The fund invests at least 80% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher), or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. Dollar-weighted, average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent relative values.

Market Rebounds as Rate Hiking Approaches an End

The municipal market declined through much of the reporting period, hampered especially by an uptick in inflation in August 2023 and by the Fed’s insistence that rates would be “higher for longer.” But late in the period, the market rebounded strongly as investors began to anticipate the end of Fed’s rate-hiking cycle.

With seven rate hikes 2022 and three more in the first half of 2023, the Fed has succeeded in reducing pricing pressures significantly. The Fed made just one more increase in July 2023, raising the federal funds target rate from 5.00%–5.25% at the beginning of the period to 5.25%–5.50% by the end of the period. In October 2023, the personal consumption expenditure index, the Fed’s preferred measure of inflation, rose just 3.0% year over year, down from 4.4% in March 2023.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. Following a 2.2% expansion in the first quarter of 2023, the economy grew by 2.1% in the second quarter, and an advance estimate for the third quarter showed growth of 5.2%.

Finally, after a few difficult months, the municipal bond market rallied strongly in November 2023 as both institutional and retail investors increasingly recognized the market’s solid fundamentals and attractive yields. Historically, the municipal bond market has performed well when the Fed has ended a tightening cycle, and that appeared to be driving the market again. In addition, constrained supply and a flight to quality resulting from an uncertain geopolitical environment also provided support.

Longer Duration and Curve Positioning Detracted

The fund’s relative performance was hindered primarily by its longer duration positioning, which was detrimental as interest rates rose. The fund’s curve positioning, especially in maturities of 20 or more years, also detracted from relative returns. Security selection also hampered returns somewhat, especially positions in New York general obligation bonds, the New York Metropolitan Transportation Authority and the Long Island Power Authority.

On the other hand, the fund’s overweight to revenue bonds was advantageous. Holdings in the water & sewer, health & hospitals and education segments were particularly beneficial. The fund did not use derivatives during the reporting period.

A Favorable Environment

A range of factors bode well for the municipal bond market. Historically, the market has performed well when the Fed has ended a rate-hiking cycle, and the market appears to be at that point again. The Fed opted not to raise rates late in 2023 as inflation has continued to decline, and the Fed’s “dot plot” showing the future path of the federal funds rate shows a reduction in rates could occur in mid-2024. Also favoring the market are the solid fundamentals, which have helped fuel the recent rebound. State and local issuers generally have maintained cash reserves, assisted by robust tax revenues stemming from a relatively strong economy and a resilient residential real estate values. Finally, should the economy weaken in the near term, municipal bonds are likely to benefit if the stock market weakens.

As for the fund, we have positioned it to withstand a potential economic slowdown. While general obligation bonds are positively correlated with the economy, revenue bonds tend to be less cyclical. Accordingly, we remain well-diversified across the revenue bond sector and are positioned to benefit from its relative resilience if a downturn occurs. In that event, we also believe the market will benefit as investors again see the diversification advantages of an allocation to the municipal bond market.

December 15, 2023

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New York Tax Exempt Bond Fund, Inc. from June 1, 2023 to November 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2023

Expenses paid per $1,000†	$3.63
Ending value (after expenses)	$1,014.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2023

Expenses paid per $1,000†	$3.64
Ending value (after expenses)	$1,021.40
†	Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9%
New York - 98.4%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	2,940,000		2,697,775
Brookhaven Local Development Corp., Revenue Bonds (Jefferson's Ferry Project) Ser. B	4.00	11/1/2045	2,610,000		2,126,403
Broome County Local Development Corp., Revenue Bonds, Refunding (Good Shepherd Village at Endwell Obligated Group)	4.00	7/1/2041	1,530,000		1,152,449
Broome County Local Development Corp., Revenue Bonds, Refunding (United Health Services Hospitals Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	4/1/2050	2,000,000		1,835,441
Build New York City Resource Corp., Revenue Bonds (Classical Charter School Project)	4.75	6/15/2053	1,200,000		1,141,812
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	2,440,000	[a]	1,763,147
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	980,000	[a]	688,275
Build New York City Resource Corp., Revenue Bonds (Sustainable Bond) (KIPP NYC Public Charter Schools)	5.25	7/1/2057	2,000,000		2,051,513
Build New York City Resource Corp., Revenue Bonds (Sustainable Bond) (KIPP NYC Public Charter Schools)	5.25	7/1/2052	4,000,000		4,117,866
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2038	1,000,000		1,003,159
Build New York City Resource Corp., Revenue Bonds, Refunding (Q Student Residences Project) Ser. A	5.00	6/1/2043	1,350,000		1,353,938
Glen Cove Local Economic Assistance Corp., Revenue Bonds (Garvies Point Public Improvement Project) Ser. B	0.00	1/1/2045	18,285,000	[b]	4,857,163

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Molloy College Project)	5.00	7/1/2039	1,200,000	1,191,463
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	2/15/2047	7,000,000	6,790,795
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2039	3,000,000	3,111,266
Long Island Power Authority, Revenue Bonds	5.00	9/1/2047	3,000,000	3,085,002
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2041	2,030,000	2,030,287
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2037	2,150,000	2,189,336
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2038	2,900,000	2,932,785
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2037	2,000,000	2,209,308
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	3,300,000	3,330,831
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2036	6,000,000	6,197,168
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2030	3,350,000	3,486,709
Long Island Power Authority, Revenue Bonds, Ser. B	5.00	9/1/2045	3,000,000	3,041,847
Metropolitan Transportation Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/15/2037	9,825,000	10,270,529
Metropolitan Transportation Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/15/2038	5,920,000	6,170,886
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C1	5.00	11/15/2050	5,000,000	5,139,052
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2037	3,000,000	3,059,626
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2035	2,500,000	2,546,877
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2046	10,000,000	10,058,883

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. E	5.00	11/15/2043	3,560,000	3,560,104
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. E	5.00	11/15/2043	8,200,000	8,213,118
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.25	11/15/2036	7,210,000	7,234,703
Metropolitan Transportation Authority, Revenue Bonds, Ser. D1	5.25	11/15/2044	5,000,000	5,025,965
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	10,000,000	9,938,060
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2046	2,500,000	2,514,842
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (Rochester Regional Health Project)	4.00	12/1/2046	1,000,000	849,121
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	7,050,000	6,757,728
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2035	800,000	847,684
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2037	1,000,000	1,049,175
New York City, GO, Refunding, Ser. C	5.00	8/1/2034	10,885,000	11,093,117
New York City, GO, Refunding, Ser. C	5.00	8/1/2032	1,820,000	1,856,882
New York City, GO, Refunding, Ser. E	5.00	8/1/2032	13,000,000	13,593,817
New York City, GO, Ser. A	4.13	8/1/2053	1,000,000	979,278
New York City, GO, Ser. A1	5.00	8/1/2037	5,000,000	5,179,258
New York City, GO, Ser. AA1	4.00	8/1/2037	4,000,000	4,055,424
New York City, GO, Ser. C	4.00	8/1/2039	1,000,000	1,005,410
New York City, GO, Ser. C	4.00	8/1/2036	5,000,000	5,100,392
New York City, GO, Ser. D1	4.00	3/1/2041	5,700,000	5,718,170
New York City, GO, Ser. D1	5.50	5/1/2044	1,000,000	1,126,261
New York City, GO, Ser. E1	4.00	4/1/2045	3,000,000	2,968,630
New York City, GO, Ser. F1	4.00	3/1/2047	2,000,000	1,954,746
New York City, GO, Ser. F1	5.00	4/1/2035	3,500,000	3,755,713

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York City, GO, Ser. F1	5.00	4/1/2034	2,000,000		2,151,902
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond) (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,470,000	[c]	1,382,123
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2030	2,000,000		2,184,132
New York City Industrial Development Agency, Revenue Bonds, Refunding (Transportation Infrastructure Properties Obligated Group) Ser. A	5.00	7/1/2028	4,310,000		4,310,656
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2031	2,500,000		2,576,903
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	4,000,000		3,836,267
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2044	17,000,000		17,041,213
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2040	8,000,000		8,609,015
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. CC2	4.00	6/15/2041	5,500,000		5,523,118
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. HH	5.00	6/15/2039	5,000,000		5,072,813
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. AA1	4.00	6/15/2051	1,500,000		1,462,000
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. DD	5.00	6/15/2047	4,000,000		4,099,912

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York City Municipal Water Finance Authority, Revenue Bonds, Ser. DD1	4.00	6/15/2050	5,000,000		4,886,768
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S1	5.00	7/15/2043	8,185,000		8,259,957
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S2	5.00	7/15/2040	5,000,000		5,082,871
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.00	7/15/2043	8,760,000		9,157,273
New York City Transitional Finance Authority, Revenue Bonds, Refunding	5.00	11/1/2039	10,000,000		10,596,689
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2039	5,500,000		5,771,819
New York City Transitional Finance Authority, Revenue Bonds, Ser. A3	5.00	8/1/2040	9,545,000		9,979,385
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	11/1/2040	5,000,000		4,999,796
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2048	5,000,000		4,861,840
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2036	5,000,000		5,004,438
New York City Transitional Finance Authority, Revenue Bonds, Ser. D-S	4.00	11/1/2039	3,585,000		3,580,542
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) Ser. A	0.00	11/15/2050	18,180,000	[b]	4,633,304
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) Ser. B	0.00	11/15/2046	7,220,000	[b]	2,161,959
New York Convention Center Development Corp., Revenue Bonds, Refunding (Hotel Unit Fee)	5.00	11/15/2040	3,250,000		3,267,564
New York Counties Tobacco Trust I, Revenue Bonds, Ser. A	6.50	6/1/2035	60,000		60,029
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	3,000,000		2,658,401

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	10,000,000	[a]	9,746,307
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	5,650,000		6,395,087
New York Power Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	4.00	11/15/2050	2,795,000		2,728,474
New York Power Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	4.00	11/15/2055	2,500,000		2,408,934
New York Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2045	6,890,000		6,818,290
New York State Dormitory Authority, Revenue Bonds (Fordham University)	4.00	7/1/2046	1,500,000		1,452,749
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center) (Insured; National Public Finance Guarantee Corp.) Ser. 1	0.00	7/1/2028	18,335,000	[b]	16,023,976
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	20,810,000		21,752,237
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology) Ser. A	5.00	7/1/2049	1,000,000		1,038,685
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2040	2,000,000		2,009,041
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/2050	1,500,000		1,622,147
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2036	575,000		581,466
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2034	1,125,000		1,155,589

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan-Kettering Cancer Center) Ser. 1	5.00	7/1/2042	1,000,000	1,038,969
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2033	2,000,000	2,060,339
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2034	1,000,000	1,028,205
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2046	8,130,000	7,892,194
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2045	7,000,000	7,142,863
New York State Dormitory Authority, Revenue Bonds, Refunding (St. John's University) Ser. A	4.00	7/1/2048	2,775,000	2,543,458
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School Project) Ser. A	5.00	7/1/2036	2,000,000	2,059,604
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2040	1,000,000	1,051,025
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2040	5,200,000	5,246,292
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2049	5,000,000	4,832,526
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2043	2,700,000	2,724,140
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	1,200,000	1,228,525
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2037	10,000,000	10,791,903

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	4.00	7/1/2037	986,000		992,879
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	4.00	7/1/2036	1,964,000		1,995,350
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2038	4,500,000		4,544,420
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	5.00	3/15/2036	5,000,000		5,720,535
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	7,000,000		7,011,676
New York State Dormitory Authority, Revenue Bonds, Ser. F	5.00	2/15/2039	3,840,000		3,883,154
New York State Environmental Facilities Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/15/2041	15,000,000		15,434,223
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond)	3.80	5/1/2029	2,000,000	[c]	2,001,132
New York State Mortgage Agency, Revenue Bonds, Ser. 223	3.50	4/1/2049	1,015,000		1,000,084
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	3,000,000		2,907,802
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2051	1,000,000		975,290
New York State Thruway Authority, Revenue Bonds, Ser. A	5.00	1/1/2046	2,500,000		2,531,050
New York State Urban Development Corp., Revenue Bonds (Personal Income Tax) Ser. A	5.00	3/15/2037	4,000,000		4,432,930
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2046	2,500,000		2,169,063
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	6,260,000		5,650,911
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	4,000,000		4,053,812
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	3,000,000		3,001,050

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	1,750,000		1,785,297
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2041	3,000,000		3,094,011
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2033	1,500,000		1,614,290
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/30/2049	1,500,000		1,511,223
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	13,400,000		13,284,015
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal)	5.63	4/1/2040	2,000,000		2,076,933
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	2,580,000		2,262,911
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2040	2,500,000		2,408,819
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2042	1,500,000		1,417,414
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2032	1,550,000		1,647,063
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	3,000,000	[a]	2,413,563
Oneida County Local Development Corp., Revenue Bonds (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2051	3,000,000		2,636,148

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	3,500,000	3,104,001
Onondaga Civic Development Corp., Revenue Bonds, Refunding (Syracuse University Project) Ser. A	5.00	12/1/2034	3,550,000	3,981,794
Port Authority of New York & New Jersey, Revenue Bonds, Refunding	5.00	1/15/2052	1,500,000	1,544,665
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	10/1/2035	5,000,000	5,109,351
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 211th	5.00	9/1/2048	2,000,000	2,081,169
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000	1,018,586
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.25	8/1/2047	6,000,000	6,313,944
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 238	5.00	7/15/2038	1,000,000	1,073,017
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 185th	5.00	9/1/2032	4,100,000	4,128,418
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2047	3,000,000	2,812,112
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	15,000,000	15,134,419
Schenectady County Capital Resource Corp., Revenue Bonds, Refunding (Union College Project)	5.25	7/1/2052	700,000	756,644
Suffolk County Economic Development Corp., Revenue Bonds (Catholic Health Services of Long Island Obligated Group Project) Ser. C	5.00	7/1/2031	2,370,000	2,381,043
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	4.00	6/1/2050	3,000,000	2,621,941
The Genesee County Funding Corp., Revenue Bonds, Refunding (Rochester Regional Health Obligated Group) Ser. A	5.25	12/1/2052	2,500,000	2,578,467

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2051	3,000,000	2,919,850
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2037	10,000,000	10,686,099
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	3,000,000	3,131,657
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	2,000,000	2,116,051
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.25	5/15/2057	5,000,000	5,419,801
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	4.00	5/15/2046	2,500,000	2,460,697
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C3	3.00	5/15/2051	10,500,000	7,698,528
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2041	15,500,000	15,549,118
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	5,000,000	5,153,250
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	4,880,000	4,332,617
Utility Debt Securitization Authority, Revenue Bonds	5.00	12/15/2041	7,000,000	7,297,535
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2035	17,000,000	17,499,108
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2041	5,000,000	5,002,255
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2042	450,000	460,468
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2034	200,000	209,128
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2028	280,000	292,917

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 98.4% (continued)
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	5,000,000	[a] 4,052,425
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2041	8,010,000	8,134,685
Western Nassau County Water Authority, Revenue Bonds (Green Bond) Ser. A	4.00	4/1/2051	1,500,000	1,425,115
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2054	465,000	398,234
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000	558,676
				736,489,736
U.S. Related - .5%
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,500,000	2,646,059
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	1,000,000	1,045,124
				3,691,183
Total Investments (cost $773,549,182)			98.9%	740,180,919
Cash and Receivables (Net)			1.1%	8,446,670
Net Assets			100.0%	748,627,589

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, these securities were valued at $18,663,717 or 2.49% of net assets.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

Portfolio Summary (Unaudited) †	Value (%)
General	22.0
Education	11.1
Transportation	10.3
General Obligation	8.6
Water	8.5
Airport	8.4
Development	8.0
Power	5.6
Medical	5.4
Tobacco Settlement	4.8
Utilities	3.8
Nursing Homes	1.1
Housing	.7
Multifamily Housing	.5
Single Family Housing	.1
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	773,549,182	740,180,919
Cash		703,027
Interest receivable		10,185,227
Receivable for shares of Common Stock subscribed		30,248
Prepaid expenses		278,494
		751,377,915
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		414,437
Payable for investment securities purchased		1,489,230
Payable for shares of Common Stock redeemed		470,752
Reorganization expense payable—Note 5		286,100
Directors’ fees and expenses payable		17,080
Other accrued expenses		72,727
		2,750,326
Net Assets ($)		748,627,589
Composition of Net Assets ($):
Paid-in capital		786,593,726
Total distributable earnings (loss)		(37,966,137)
Net Assets ($)		748,627,589

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	55,922,918
Net Asset Value Per Share ($)	13.39

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Investment Income ($):
Interest Income	13,326,660
Expenses:
Management fee—Note 3(a)	2,264,659
Shareholder servicing costs—Note 3(b)	318,342
Professional fees	53,673
Directors’ fees and expenses—Note 3(c)	37,963
Interest and expense related to inverse floater notes issued—Note 4	25,821
Reorganization expense—Note 5	24,384
Registration fees	14,049
Prospectus and shareholders’ reports	13,474
Chief Compliance Officer fees—Note 3(b)	10,068
Loan commitment fees—Note 2	8,131
Custodian fees—Note 3(b)	6,165
Miscellaneous	18,756
Total Expenses	2,795,485
Less—reduction in fees due to earnings credits—Note 3(b)	(90,080)
Net Expenses	2,705,405
Net Investment Income	10,621,255
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,710,513)
Net change in unrealized appreciation (depreciation) on investments	2,260,694
Net Realized and Unrealized Gain (Loss) on Investments	(449,819)
Net Increase in Net Assets Resulting from Operations	10,171,436

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Operations ($):
Net investment income	10,621,255	22,264,518
Net realized gain (loss) on investments	(2,710,513)	(3,026,492)
Net change in unrealized appreciation (depreciation) on investments	2,260,694	(21,800,079)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,171,436	(2,562,053)
Distributions ($):
Distributions to shareholders	(10,597,032)	(22,183,232)
Capital Stock Transactions ($):
Net proceeds from shares sold	12,095,937	41,195,802
Distributions reinvested	8,686,151	18,018,033
Cost of shares redeemed	(50,666,978)	(121,549,702)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(29,884,890)	(62,335,867)
Total Increase (Decrease) in Net Assets	(30,310,486)	(87,081,152)
Net Assets ($):
Beginning of Period	778,938,075	866,019,227
End of Period	748,627,589	778,938,075
Capital Share Transactions (Shares):
Shares sold	914,978	3,068,927
Shares issued for distributions reinvested	659,099	1,351,363
Shares redeemed	(3,847,553)	(9,088,391)
Net Increase (Decrease) in Shares Outstanding	(2,273,476)	(4,668,101)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2023		Year Ended May 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.38	13.78	15.25	14.79	14.90	14.59
Investment Operations:
Net investment income[a]	.19	.37	.37	.38	.41	.43
Net realized and unrealized gain (loss) on investments	.01	(.40)	(1.45)	.46	(.11)	.31
Total from Investment Operations	.20	(.03)	(1.08)	.84	.30	.74
Distributions:
Dividends from net investment income	(.19)	(.37)	(.36)	(.38)	(.41)	(.43)
Dividends from net realized gain on investments	-	-	(.03)	-	-	-
Total Distributions	(.19)	(.37)	(.39)	(.38)	(.41)	(.43)
Net asset value, end of period	13.39	13.38	13.78	15.25	14.79	14.90
Total Return (%)	1.49[b]	(.20)	(7.19)	5.73	1.99	5.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[c]	.78	.73	.73	.75	.78
Ratio of net expenses to average net assets	.72[c]	.77	.73	.73	.74	.78
Ratio of interest and expense related to floating rate notes issued to average net assets	.01[c]	.06	.02	.02	.05	.07
Ratio of net investment income to average net assets	2.81[c]	2.76	2.47	2.53	2.72	3.00
Portfolio Turnover Rate	5.12[b]	7.54	10.71	7.44	13.75	10.22
Net Assets, end of period ($ x 1,000)	748,648	778,938	866,019	1,004,173	998,554	1,060,198

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon New York Tax Exempt Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	740,180,919	-	740,180,919

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

Non-Diversification Risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $3,073,662 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2023. The fund has $1,701,604 of short-term capital losses and $1,372,058 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2023 was as follows: tax-exempt income $22,183,232. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Adviser or the Adviser will bear, such excess expense. During the period ended November 30, 2023, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2023, the fund was charged $174,798 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended

November 30, 2023, the fund was charged $83,915 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits of $83,915.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2023, the fund was charged $6,165 pursuant to the custody agreement. These fees were offset by earnings credits of $6,165.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2023, the fund was charged $5,651 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2023, the fund was charged $10,068 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $361,223, Custodian fees of $5,000, Chief Compliance Officer fees of $3,438 and Transfer Agent fees of $44,776.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2023, amounted to $38,142,060 and $58,993,397, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2023 was approximately $1,125,738, with a related weighted average annualized interest rate of 4.59%.

At November 30, 2023, accumulated net unrealized depreciation on investments was $33,368,263, consisting of $4,051,382 gross unrealized appreciation and $37,419,645 gross unrealized depreciation.

At November 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

At a meeting of the fund’s Board of Directors held on October 30-31, 2023, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and BNY Mellon New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the fund, the distribution of Class Z shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”).

It is currently contemplated that shareholders of the fund as of December 15, 2023 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about March 7, 2024. If the Agreement is approved, the Reorganization will be consummated on or about May 10, 2024.

In anticipation of the Reorganization, effective on or about December 20, 2023 (the “Sales Discontinuance Date”), the fund was closed to any investments for new accounts, except that new accounts may be established by:

• Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by the BNY Mellon and established the fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

• Wrap programs that established the fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

• Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts up until the time of the Reorganization. As of the end of the reporting period, total reorganization costs were estimated to be approximately $286,100 of which $24,384 was accrued by the fund as of November 30, 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30-31, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail no-load New York municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), all for various periods ended August 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all retail no-load New York municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one- and two-year periods when the fund’s total performance was above the Performance Group median and was at the Performance Universe median for all periods, except the one-, five-, and ten-year periods when the fund’s total return performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for six of the ten one-year periods ended August 31st and above the Performance Universe median for seven of the ten one-year periods ended August 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four-star overall rating from Morningstar and a four-star rating for the ten-year period from Morningstar based on Morningstar’s risk-adjusted return measure.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s relative overalll performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon New York Tax Exempt Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DRNYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0980SA1123

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New York Tax Exempt Bond Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: January 22, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)